Exhibit 10.4

SECOND AMENDMENT dated as of October 21, 2016  (this “Amendment”) to the 5-Year Credit Agreement dated as of November 10, 2011 (the “Credit Agreement”), among INTERNATIONAL BUSINESS MACHINES CORPORATION (“IBM”), JPMORGAN CHASE BANK, N.A., as Administrative Agent, the Subsidiary Borrowers parties thereto (the “Subsidiary Borrowers”), the Lenders parties thereto, and the Syndication Agents and Documentation Agents named therein. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

RECITALS

WHEREAS, IBM has requested that the Credit Agreement be amended as set forth herein.

WHEREAS, pursuant to, and in compliance with the requirements of, Section 11.1 of the Credit Agreement, the Required Lenders are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.  Amendments to Credit Agreement.   As of the Second Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)  By adding the following defined terms to Section 1.1 thereof in the appropriate alphabetical order:

“Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation”: with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority”: any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Write-Down and Conversion Powers”: with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)  By amending the definition of “Defaulting Lender” to add the following words immediately after the words “the subject of a Bankruptcy Event”:

“or a Bail-In Action”

(c)  By amending the definition of “Eurodollar Rate” to replace the words “the rate of interest determined on the basis of the rate for deposits in Dollars” with the following words:

“the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for Dollars)”

(d)  By amending the definition of “Eurodollar Rate” to add the following sentence to the end thereof:

“Notwithstanding the foregoing, if the Eurodollar Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.”

(e)  By amending the penultimate paragraph of Section 2.22 to add the following words immediately after the words “Bankruptcy Event”:

“or a Bail-In Action”; and

(f)  By adding the following new Section 11.26:

11.26  EU Bail-In.

Notwithstanding anything to the contrary in this Agreement or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender deemed to be an EEA Financial Institution arising under this Agreement may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

SECTION 2.  Conditions to Effectiveness of Second Amendment.  This Amendment shall become effective on the first date (the “Second Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of IBM, the Subsidiary Borrowers and Lenders representing the Required Lenders.

SECTION 3.  Effects on Credit Agreement.  Except as specifically amended herein, all provisions of the Credit Agreement shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or constitute a waiver of or consent to any departure from any term or provision of the Credit Agreement  or to any further or future action on the part of IBM or the Subsidiary Borrowers that would require a waiver or consent of the Required Lenders or the Administrative Agent.

SECTION 4.  Expenses.  IBM shall reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses, including, reasonable and documented attorneys’ fees, in connection with or relating to this Amendment.

SECTION 5.  Integration.  This Amendment represents the agreement of IBM, the Subsidiary Borrowers, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein.

SECTION 6.  GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 7.  Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Amendment signed by all the parties shall be lodged with IBM and the Administrative Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

INTERNATIONAL BUSINESS MACHINES CORPORATION

By:	/s/ Simon Beaumont
Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and Lender,

By:	/s/ Donatus O. Anusionwu
Title:	Vice President

BNP PARIBAS

By:	/s/ Mathew Harvey
Title:	Managing Director
and
By:	/s/ Todd Rogers
Title:	Director

CITIBANK, N.A.

By:	/s/ James Walsh
Title:	Vice President and Managing Director

ROYAL BANK OF CANADA

By:	/s/ Mark Gronich
Title:	Authorized Signatory

MIZUHO BANK, LTD.

By:	/s/ Daniel Guevara
Title:	Authorized Signatory

BANK OF AMERICA, N.A.

By:	/s/ Mukesh Singh
Title:	Vice President

BARCLAYS BANK PLC

By:	/s/ Christopher M. Aitkin
Title:	Assistant Vice President

[Signature Page to Second Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ Ming K. Chu
Title:	Director
and
By:	/s/ Virginia Cosenza
Title:	Vice President

HSBC Bank USA N.A.

By:	/s/ Jonathan Yip
Title:	Vice President

Wells Fargo Bank, N.A.

By:	/s/ Sid Khanolkar
Title:	Director

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By:	/s/ Lillian Kim
Title:	Director

BANCO SANTANDER, S.A.

By:	/s/ Federico Robin
Title:	Executive Director
and
By:	/s/ Paloma Garca Castro
Title:	Associate

COMMERZBANK AG, NEW YORK BRANCH

By:	/s/ Tom H.S. Kang
Title:	Director
and
By:	/s/ Justin Hull
Title:	Associate

Credit Suisse AG, Cayman Islands Branch

By:	/s/ Christopher Day
Title:	Authorized Signatory
and
By:	/s/ Karim Rahimtoola
Title:	Authorized Signatory

Goldman Sachs Bank USA

By:	/s/ Mehmet Barlas
Title:	Authorized Signatory

ING Bank N.V., Dublin Branch

By:	/s/ Barry Fehily
Title:	Managing Director
and
By:	Sean Hassett
Title:	Director

SOCIETE GENERALE

By:	/s/ Kimberly Metzger
Title:	Director

U.S. Bank National Association

By:	/s/ Patrick McGraw
Title:	Senior Vice President

UniCredit Bank AG, New York Branch

By:	/s/ Filippo Pappalardo
Title:	Managing Director
and
By:	/s/ Bryon Korutz
Title:	Associate Director

Bank of China, New York

By:	/s/ Haifeng Xu
Title:	Executive Vice President

Mitsubishi UFJ Trust and Banking Corporation

By:	/s/ Kota Goto
Title:	Senior Vice President

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:	/s/ Robert Grillo
Title:	Director

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Michael Richards
Title:	Senior Vice President

Standard Chartered Bank

By:	/s/ Steven Aloupis
Title:	Managing Director

Sumitomo Mitsui Banking Corporation

By:	/s/ David W. Kee
Title:	Managing Director

Toronto Dominion (New York) LLC
By:	/s/ Annie Dorval
Title:	Authorized Signatory

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.
NEW YORK BRANCH

By:	/s/ Brian Crowley
Title:	Managing Director
and
By:	/s/ Cara Younger
Title:	Director

Banco Bradesco S.A., New York Branch

By:	/s/ Mauro Lopes
Title:	Manager
and
By:	/s/ Adrian de A. da Graca e Costa
Title:	Manager

Canadian Imperial Bank of Commerce, New York Branch

By:	/s/ Robert Robin
Title:	Authorized Signatory
and
By:	/s/ Zhen Ma
Title:	Authorized Signatory

Danske Bank A/S

By:	/s/ Merete Ryvald-Christensen
Title:	Chief Loan Officer
and
Name:	/s/ Gert Carstens
Title:	Senior Loan Manager

Industrial and Commercial Bank of China Limited
New York Branch

By:	/s/ Yuanyuan Peng
Title:	Vice President
and
By:	/s/ Dayi Liu
Title:	Director

Lloyds Bank plc

By:	/s/ Erin Walsh
Title:	Assistant Vice President, Transaction Execution
and
By:	/s/ Joel Slomko
Title:	Assistant Vice President, Transaction Execution

Raiffeisen Bank International AG

By:	/s/ Martina Soudek
Title:	Director
and
By:	/s/ Christina de Cicillia
Title:	Director

State Street Bank and Trust Company

By:	/s/ Andrei Bourdine
Title:	Vice President

THE BANK OF NEW YORK MELLON

By:	/s/ Thomas J. Tarasovich, Jr.
Title:	Vice President

THE NORTHERN TRUST COMPANY

By:	/s/ Sophia E. Love
Title:	Senior Vice President